Business acquisitions (Tables)	12 Months Ended
Dec. 31, 2023
Business Acquisitions [Abstract]
Schedule of business combination	We have allocated the purchase price based on our preliminary estimated fair value of the assets acquired and the liabilities assumed as follows:

West Fraser purchase consideration:
Cash consideration[1]	$102

Fair value of net assets acquired:
Cash	$1
Accounts receivable	3
Inventories	24
Prepaid expenses	1
Income taxes receivable	1
Property, plant and equipment	58
Timber licenses	42
Payables and accrued liabilities	(8)
Other liabilities	(3)
Deferred income tax liabilities	(18)
$102
1.A net outflow comprising the cash consideration of $102 million net of cash acquired of $1 million is presented in the consolidated statements of cash flows.
The following table represents the actual results of Spray Lake included in our consolidated statements of earnings (loss) from the date of acquisition to December 31, 2023.

($ millions)
Sales	$5
Operating loss[1]	$(2)
Loss[1]	$(1)
1.Operating loss and loss include a one-time charge of $2 million related to inventory purchase price accounting.
The following table represents the proforma results of operations for the year ended December 31, 2023 assuming the Spray Lake Acquisition occurred on January 1, 2023 and that the fair value adjustments that arose on the date of acquisition would have been the same if the acquisition occurred on January 1, 2023.

Proforma 2023 Results ($ millions)	West Fraser Actual Results[2] 2023	Spray Lake Proforma Results[1] Jan-23 to Nov-23	West Fraser Proforma Results[1,2] 2023
Sales	6,454	75	$6,529
Operating earnings (loss)	(284)	8	$(276)
Earnings (loss)	(167)	9	$(158)
1.These proforma results have been provided as required per IFRS 3 Business Combinations. West Fraser proforma 2023 results presents West Fraser’s results as if the Spray Lake Acquisition were completed on January 1, 2023.
2.Operating earnings (loss) and earnings (loss) include a one-time charge of $2 million